UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2009

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Javelin Pharmaceuticals, Inc.

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(Exact name of registrant as specified in its charter)

Delaware	001-32949	88-0471759
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

125 CambridgePark Drive, Cambridge Massachusetts 02140

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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (617) 349-4500

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N/A

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 30, 2009, Javelin Pharmaceuticals, Inc. (the “Company”) entered into a Placement Agency Agreement with Ladenburg Thalmann & Co. Inc. as placement agent (the “Placement Agent”), relating to the proposed registered direct offering (the “Offering”) of 3,186,700 shares (the “Shares”) of the common stock, par value $0.001 per share, of the Company. In connection with the Offering, on October 30, 2009, the Company also entered into a subscription agreement with a single investor whereby the investor agreed to purchase all of the Shares for a negotiated price of $1.24 per Share.

A copy of the Placement Agency Agreement and the form of subscription agreement are filed as Exhibit 1.1 and Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated herein by reference. The foregoing description of the material terms of the Placement Agency Agreement and the form of subscription agreement does not purport to be a complete description of the rights and obligations of the parties under such agreement and is qualified in its entirety by reference to such exhibits.

The closing of the Offering is expected to take place on or about November 2, 2009, subject to the satisfaction of customary closing conditions.

The Shares are being offered and sold pursuant to a prospectus dated February 12, 2007 and a prospectus supplement dated October 30, 2009, pursuant to the Company’s previously effective shelf registration statement on Form S-3 (Registration No. 333-140481).

The legal opinion and consent of Pryor Cashman LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company estimates that the net proceeds from the sale of the Shares, after deducting the fees of the Placement Agent and other offering expenses, will be approximately $3.7 million.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

1.1	Placement Agency Agreement, dated October 30, 2009, by and between Javelin Pharmaceuticals, Inc. and Ladenburg Thalmann & Co. Inc.

5.1	Opinion of Pryor Cashman LLP.

10.1	Form of Subscription Agreement.

23.1	Consent of Pryor Cashman LLC (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAVELIN PHARMACEUTICALS, INC.

By:	/s/ Martin J. Driscoll
Name:	Martin J. Driscoll
Title:	Chief Executive Officer

Dated:	October 30, 2009

EXHBIT INDEX

Number	Document

1.1	Placement Agency Agreement, dated October 30, 2009, by and between Javelin Pharmaceuticals, Inc. and Ladenburg Thalmann & co. Inc.

5.1	Opinion of Pryor Cashman LLP.

10.1	Form of Subscription Agreement.

23.1	Consent of Pryor Cashman LLC (included as part of Exhibit 5.1).